UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 9, 2005

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street
New York, New York	10004

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-10.1: FORM OF YEAR-END OPTION AWARD AGREEMENT
EX-10.2: FORM OF YEAR-END RSU AWARD AGREEMENT
EX-10.3: FORM OF YEAR-END RESTRICTED STOCK AWARD AGREEMENT
EX-10.4: FORM OF OUTSIDE DIRECTOR OPTION AWARD AGREEMENT
EX-10.5: FORM OF OUTSIDE DIRECTOR RSU AWARD AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.

The Goldman Sachs Group, Inc. (the “Registrant”) grants from time to time under The Goldman Sachs Amended and Restated Stock Incentive Plan (the “Plan”) equity-based awards, including stock options, restricted stock units (“RSUs”) and restricted stock to executive officers, directors and certain other employees of the Registrant and its subsidiaries. The following forms of award agreement, filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, are used for awards under the Plan to employees and outside directors of the Registrant, as applicable, and are incorporated by reference herein:

•	Form of Year-End Option Award Agreement;
•	Form of Year-End RSU Award Agreement;
•	Form of Year-End Restricted Stock Award Agreement;
•	Form of Outside Director Option Award Agreement; and
•	Form of Outside Director RSU Award Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Report on Form 8-K:

10.1	Form of Year-End Option Award Agreement.
10.2	Form of Year-End RSU Award Agreement.
10.3	Form of Year-End Restricted Stock Award Agreement.
10.4	Form of Outside Director Option Award Agreement.
10.5	Form of Outside Director RSU Award Agreement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: December 9, 2005	By:	/s/	Esta E. Stecher

		Name:	Esta E. Stecher
		Title:	Executive Vice President and General Counsel

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